SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2011

LAUFER BRIDGE ENTERPRISES, INC.

NEVADA	333-149177	04-3626788
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3276 Buford Drive, Bldg. 104, Suite 320 Buford, GA	30519
(Address of principal executive officers)	(Zip Code)

678-596-6872
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Joel Stohlman resigned his position as President and Chairman of Laufer Bridge Enterprises, Inc. (the “Company”) effective September 26, 2011. There were no disagreements between Mr. Stohlman and the Company, and he will continue to provide services to the Company as an advisor and consultant.

Mr. Stohlman has been replaced by Keith Thomas, 35, the founder of Engineered Sports Technology, a provider of nutritional products designed for sports and fitness enthusiasts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laufer Bridge Enterprises, Inc.

Registrant

/s/ Keith Thomas

By: Keith Thomas

Its: President

Dated: October 14, 2011